Exhibit 10.3
CONSENT AND EXTENSION AGREEMENT
THIS CONSENT AND EXTENSION AGREEMENT (this “Agreement”) is entered into as of September 23, 2026, by and among Flotek Industries, Inc., a Delaware corporation (“Parent”), Flotek Chemistry, LLC, an Oklahoma limited liability company (“F-Chem”), and JP3 Measurement, LLC, a Texas limited liability company (“JP3”) (individually and collectively, “Borrower”), and Amerisource Funding, Inc., a Texas corporation (“Lender”).
W I T N E S S E T H:
WHEREAS, Borrower and Lender are parties to that certain Revolving Loan and Security Agreement dated as of August 14, 2023 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement);
WHEREAS, (i) Parent will enter into that certain Credit Agreement (the “Term Loan Credit Agreement”), by and among Parent, as borrower, the lenders from time-to-time party thereto (collectively, the “Term Loan Lenders” and each, individually, a “Term Loan Lender”), ALTER DOMUS (US) LLC, as administrative agent for the lender parties (in such capacity, the “Administrative Agent”), and ALTER DOMUS (US) LLC, as collateral agent for the secured parties (in such capacity, the “Collateral Agent”), with Elda River Capital Management, LLC as Coordinating Lead Arranger, in substantially the form attached hereto as Exhibit A, pursuant to which the Term Loan Lenders agree to extend Term Loans (as defined in the Term Loan Credit Agreement) in the aggregate principal amount of up to $120,000,000 to Parent, subject to the terms and conditions therein;
(ii) in connection with the Term Loan Credit Agreement, Borrower will enter into that certain Guarantee and Collateral Agreement among Borrower, certain subsidiaries of Parent as grantors and guarantors (collectively, the “Subsidiary Guarantors”), the Administrative Agent and the Collateral Agent (the “Guarantee and Collateral Agreement”) whereby, among other things, (A) the Subsidiary Guarantors will guarantee the full payment and performance of all obligations under and as described in the Term Loan Credit Agreement, and (B) Borrower and the Subsidiary Guarantors will grant a security interest in all or substantially all of their assets in favor of the Collateral Agent; and
(iii) in connection with the Term Loan Credit Agreement, Borrower and the Subsidiary Guarantors will enter into various loan documents, collateral documents, notes, security instruments, certificates and other agreements with or in favor of the Administrative Agent, Collateral Agent, and Term Loan Lenders (the “Term Loan Documents”) (the incurrence of debt and liens under the Term Loan Credit Agreement, the Guarantee and Collateral Agreement, and the Term Loan Documents, and the transactions occurring under the documents described in foregoing clauses (i), (ii) and (iii), collectively, the “Term Loan Transactions”);
WHEREAS, in connection with the Term Loan Transactions and as condition precedent to effectiveness of the Term Loan Credit Agreement, Borrower, the Subsidiary Guarantors party thereto, Administrative Agent, Collateral Agent and Lender intend to enter into an Intercreditor Agreement (the “Intercreditor Agreement”);
WHEREAS, Borrower has requested that Lender consent to the Term Loan Transactions, and, subject to the satisfaction of the conditions set forth herein, Lender is willing to do so on the terms set forth herein; and
WHEREAS, pursuant to the Loan Agreement, Borrower hereby provides notice to Lender of Borrower’s election to extend the term of the Loan Agreement pursuant to Section 2.04(a) of the Loan Agreement, such that the term of the Loan Agreement and the Maturity Date shall be extended to October 31, 2027.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
1.Consent. As of the date hereof, and in reliance upon the representations and warranties of Borrower set forth in this Agreement and the execution by Lender, Borrower and Administrative Agent on behalf of Term Loan Lender of the Intercreditor Agreement, Lender consents to the consummation of the Term Loan Transactions notwithstanding anything to the contrary contained in the Loan Agreement or any other Credit Document. The consent contained in this Section 1 is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein or in the Intercreditor Agreement, of (a) any Event of Default or (b) any term or condition of the Term Loan Credit Agreement and the other Credit Documents, (iii) shall not constitute nor be deemed to constitute a consent by Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.
2.Extension of Term. Borrower hereby elects, pursuant to Section 2.04(a) of the Loan Agreement, to extend the term of the Loan Agreement for an additional twelve (12) months from October 31, 2026, such that the Maturity Date under the Loan Agreement shall be October 31, 2027 (the “Extended Maturity Date”). Lender hereby acknowledges receipt of Borrower’s notice of election to extend the term of the Loan Agreement and Borrower and Lender confirm that: (i) the Maturity Date under the Loan Agreement is hereby extended to the Extended Maturity Date; (ii) the Commitment Fee due upon extension is hereby fully earned and shall be payable on or before October 31, 2026; and (iii) all references to the “Maturity Date” in the Loan Agreement and the other Credit Documents shall be deemed to refer to the Extended Maturity Date. The Lender consents to the Extended Maturity Date described in this Section 2.
3.Representations and Warranties. Borrower hereby represents and warrants to Lender as of the date hereof as follows: (a) Borrower is fully authorized to enter into this Agreement and to perform hereunder and (b) this Agreement constitutes Borrower’s legal, valid and binding obligation.
4.No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Lender reserves all rights, privileges and remedies under the Credit Documents. Except as consented to hereby or in the

Intercreditor Agreement, the Loan Agreement and other Credit Documents remain unmodified and in full force and effect. This Agreement shall constitute a Credit Document.
5.Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature and, when used elsewhere in this Agreement, “electronic transmission,” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
6.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided that any assignment shall be subject to the provisions of Section 6.04 of the Loan Agreement.
7.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to the conflict of law principles thereof.
8.Severability. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition, invalidity, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
9.Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWER:

FLOTEK INDUSTRIES, INC.

By:    /s/ J. Bond Clement
Name:    J. Bond Clement
Title:    Chief Financial Officer

FLOTEK CHEMISTRY, LLC

By:    /s/ J. Bond Clement
Name:    J. Bond Clement
Title:    Chief Financial Officer

JP3 MEASUREMENT, LLC

By:    /s/ J. Bond Clement
Name:    J. Bond Clement
Title:    Chief Financial Officer

Signature Page to Consent and Extension Agreement

LENDER:

AMERISOURCE FUNDING, INC.

By:    /s/ Joseph L. Page
Name:    Joseph L. Page
Title:    CAO, EVP & General Counsel

Signature Page to Consent and Extension Agreement